Taxation	6 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Taxation	Taxation
For the six months ended 31 December 2020, the £537 million taxation charge (2019 – £530 million) comprises a UK tax charge of £89 million (2019 – £133 million) and a foreign tax charge of £448 million (2019 – £397 million).

For the six months ended 31 December 2020, income tax expense is recognised based on management’s best estimate of the weighted average annual income tax rate expected for the full financial year applied to the pre-tax income of the interim period in line with the relevant accounting standard.

The group has a number of ongoing tax audits worldwide for which provisions are recognised in line with the relevant accounting standard taking into account best estimates and management’s judgements concerning the ultimate outcome of the tax audit. For the six months ended 31 December 2020 the ongoing audits that are provided for individually are not expected to result in a material tax liability. The current tax asset of £173 million (30 June 2020 – £190 million) and tax liability of £364 million (30 June 2020 – £246 million) includes £154 million (30 June 2020 – £189 million) of provisions for tax uncertainties.
The tax rate before exceptional items for the six months ended 31 December 2020 was 22.4% compared with 21.6% for the six months ended 31 December 2019.